Exhibit 10.1

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this “Agreement”) is entered into as of December [ ], 2017, by and among Allergan Sales, LLC (“Parent”), Repros Therapeutics Inc. (the “Company”, and together with Parent, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, N.A. (“Escrow Agent”).

WHEREAS, on the date hereof, the Parties are entering into the Agreement and Plan of Merger, dated as of December [ ], 2017 (as such agreement may be amended or modified from time to time, the “Merger Agreement”), among Parent, Celestial Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent and the Company. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given to them in the Merger Agreement; provided, however, that it is understood and agreed that Escrow Agent shall have no knowledge of, nor have any obligation to understand or ascertain the meaning of any term not defined within this Agreement; and

WHEREAS, pursuant to the Merger Agreement, the Parties have agreed to execute and deliver this Agreement and for Parent to deposit in escrow with Escrow Agent a cash amount equal to $3,400,000 (the “Escrow Deposit”), such Escrow Deposit to be subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.            Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.            Fund; Investment. (a) Parent agrees to deposit or cause to be deposited with Escrow Agent, in accordance with Section 7.14(a) of the Merger Agreement, the Escrow Deposit. Escrow Agent shall hold the Escrow Deposit, together with interest and other amounts earned thereon (the “Fund”), in escrow in one or more demand deposit accounts and shall invest and reinvest the Fund in a Money Market Deposit Account (“MMDA”), or a successor investment offered by Escrow Agent and agreed to in a joint writing executed by an Authorized Representative (as defined in Section 3 below) of each of the Parties. MMDA have rates of compensation that may vary from time to time as determined by Escrow Agent. The Parties recognize and agree that instructions to make any other investment (“Alternative Investment”), and any instruction to change investments must be in a joint writing executed by an Authorized Representative (as defined in Section 3 below) of each of the Parties and shall specify the type and identity of the investments to be purchased and/or sold. Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity.

(b) Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein, and each Party acknowledges that it was not offered any investment, tax or accounting advice or recommendation by Escrow Agent with regard to any investment and has made an independent assessment of the suitability for its own purposes of any investment hereunder. Market values, exchange rates and other valuation information (including, without limitation, market value, current value or notional value) of any Alternative Investment furnished in any report or statement may be obtained from third party sources and is furnished for the exclusive use of the Parties.  Escrow Agent has no responsibility whatsoever to determine the market or other value of any Alternative Investment and makes no representation or warranty, express or implied, as to the accuracy of any such valuations or that any values necessarily reflect the proceeds that may be received on the sale of an Alternative Investment.  Escrow Agent shall not have any liability for any loss sustained as a result of any investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of an Authorized Representative of either of the Parties to give Escrow Agent instructions to invest or reinvest the Fund. Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement.

(c) All interest and other income earned on the Fund under this Agreement shall be allocated to Parent and reported by Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by Parent whether or not said income has been distributed during such year. Notwithstanding the foregoing, the Parties agree that the proceeds of, including interest on, the Fund shall be disbursed in accordance with Section 3. Escrow Agent shall withhold any taxes, in the absence of proper tax documentation, as required by law, and shall remit such taxes to the appropriate authorities. The Parties hereby represent to Escrow Agent that no other tax reporting of any kind is required by the Escrow Agent given the underlying transaction giving rise to this Agreement.

3.            Disposition and Termination.

(a) Instruction Certificates.

(i) If the Parties are obligated or entitled under Section 2.7 or 7.14(b) of the Merger Agreement (which need not be verified by Escrow Agent) to instruct Escrow Agent to release any amount from the Fund (such Party, an “Instructing Party”), the Parties jointly shall prepare and deliver to Escrow Agent a certificate with respect to such instruction (an “Instruction Certificate”) in substantially the form of Exhibit A-1, which shall set forth the amounts to be released (the “Owed Amounts”), the person(s) to whom such amounts are owed, and the provision of the Merger Agreement under which such Instructing Party is obligated or entitled to instruct Escrow Agent to release such Owed Amounts. Unless the Instruction Certificate is jointly executed by the Parties, the Fund shall be subject to and paid only in accordance with the procedures set forth in Section 3(a)(ii). Escrow Agent shall, not later than the second (2nd) Business Day following receipt of such jointly executed Instruction Certificate, pay to the person(s) specified in the applicable Instruction Certificate, from the Fund, by wire transfer of immediately available funds to the bank account(s) designated in such Instruction Certificate, the Owed Amounts set forth in such Instruction Certificate.

(ii) Notwithstanding Section 3(a)(i), if the Escrow Agent receives an Instruction Certificate in substantially the form of Exhibit A-2 executed by either Party, together with a copy of the applicable notice of termination of the Merger Agreement, the Escrow Agent shall, on the second (2nd) Business Day following receipt of such executed Instruction Certificate and such notice of termination, release all amounts in the Fund to Parent in accordance with Section 3(b)(ii). Either Party delivering an Instruction Certificate in substantially the form of Exhibit A-2 to the Escrow Agent shall simultaneously send a copy thereto to the other Party.

(b) Security Procedures.

(i) Any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Fund must be in writing and executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of their designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedules 1-A and 1-B (each an “Authorized Representative”), and delivered to Escrow Agent only by confirmed facsimile or as a Portable Document Format (“PDF”) attached to an email only at the fax number or email address set forth in Section 8 below. Each Designation of Authorized Representatives shall be signed by a Secretary, any Assistant Secretary or other duly authorized officer of the named Party. No instruction for or related to the transfer or distribution of the Fund shall be deemed delivered and effective unless Escrow Agent actually shall have received it by facsimile or as a PDF attached to an email only at the fax number or email address set forth in Section 8 and in the case of a facsimile, as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number and Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder. Any instruction actually received by Escrow Agent on a day that is not a Business Day shall be deemed to have been received by Escrow Agent on the next succeeding Business Day. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Fund if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent.

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(ii) The Parties each acknowledge that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Parent without a verifying call-back as set forth in Section 3(b)(iii):

Bank name: Bank of America

Bank ABA Number: 026009593

Account Name: Allergan Sales, LLC

Account Number: 3299792129

(iii) In the event any other funds transfer instructions are set forth in a permitted instruction from a Party or the Parties in accordance with this Section 3, Escrow Agent is authorized to seek confirmation of such funds transfer instructions by a single telephone call-back to one of the Authorized Representative and Escrow Agent may reasonably in good faith rely upon the confirmation of anyone purporting to be that Authorized Representative. The persons designated as Authorized Representatives and telephone numbers designated for call-backs may be changed only in a writing executed by an Authorized Representative or other duly authorized officer of the applicable Party setting forth such changes and actually received by Escrow Agent via facsimile or as a PDF attached to an email. Except as set forth in Section 3(b)(ii), no funds will be disbursed until an Authorized Representative is able to confirm such instructions by telephone call-back. Escrow Agent, any intermediary bank and the beneficiary’s bank in any funds transfer may rely upon the identifying number of the beneficiary’s bank or any intermediary bank included in a funds transfer instruction provided by a Party or the Parties and confirmed by an Authorized Representative. Further, the beneficiary’s bank included in a funds transfer instruction may make payment on the basis of the account number provided in such Party’s or the Parties’ instruction and confirmed by an Authorized Representative even though it identifies a person different from the named beneficiary.

(c) As used in this Section 3, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable. Upon delivery of the full amount of the moneys held in the Fund by Escrow Agent pursuant to this Section 3 in accordance with the terms set forth herein, this Agreement shall terminate, and the related account(s) shall be closed, subject to the provisions of Section 6.

4.            Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duty, shall be implied. Escrow Agent has no knowledge of, nor any obligation to comply with, the terms and conditions of any other agreement between the Parties, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement between the Parties, the terms and conditions of this Agreement shall control the actions of Escrow Agent. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties and reasonably and in good faith believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance herewith except to the extent that Escrow Agent’s gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent is in good faith uncertain as to whether there is some ambiguity as to its duties or rights hereunder, or receives instructions, claims or demands from any Party hereto which in Escrow Agent’s judgment conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to: (a) refrain from taking any action until it shall be given (i) a joint written direction executed by Authorized Representatives of the Parties which eliminates such conflict or ambiguity or (ii) an order or judgment issued by a court of competent jurisdiction (it being understood that Escrow Agent shall be entitled conclusively to rely and act upon any such order or judgment and shall have no obligation to determine whether any such order or judgment is final); or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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5.            Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving no less than thirty (30) days’ advance notice in writing of such resignation to the Parties or may be removed by the Parties, with or without cause, at any time by the Parties giving not less than thirty (30) days’ advance written notice (signed by both Parties) of such removal to the Escrow Agent. Except as otherwise provided in this Section 5, Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same). In the event of such resignation or removal, Escrow Agent shall deliver the Fund to a designated substitute or successor escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction. If prior to the effective resignation or removal date, the Parties have failed to appoint a successor escrow agent, or to instruct Escrow Agent to deliver the Fund to another person as provided above, or if such delivery is contrary to applicable law, at any time on or after the effective resignation or removal date, Escrow Agent may interplead the Fund with a court located in the State of Delaware and the costs, expenses and reasonable attorney’s fees which are incurred in connection with such proceeding may be charged against and withdrawn from the Fund. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Fund to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all of the escrow business may be transferred, shall be Escrow Agent under this Agreement without further act.

6.            Compensation; Acknowledgment. (a) The Company shall pay Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing by all parties hereto, shall be as described in Schedule 2.

(b) Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 2.

7.            Indemnification and Reimbursement. The Parties agree jointly and severally to indemnify, defend, hold harmless, pay or reimburse Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, costs or expenses (including reasonable and documented fees of outside counsel) (collectively “Losses”), resulting directly or indirectly from (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction to have been caused by the gross negligence, willful misconduct, or bad faith of such Indemnitee; and (b) Escrow Agent’s following, accepting or acting upon any instructions or directions, whether joint or singular, from the Parties received in accordance with this Agreement. It is understood that Escrow Agent does not have a contractual right of set-off or contractual security interest under this Agreement; provided, however, that nothing herein shall be construed as a waiver of any statutory or common law rights to which Escrow Agent may otherwise be entitled with respect thereto. Escrow Agent shall notify each Party in writing of any receipt by an Indemnitee of a claim against such Indemnitee, or any action commenced against such Indemnitee as soon as practicable after such Indemnitee’s receipt of written notice of such claim. However, Escrow Agent’s failure to so notify the Parties shall not operate in any manner whatsoever to relieve the Parties from any liability that they may have otherwise on account of this Section 7, except to the extent that the Parties are materially prejudiced by Escrow Agent’s failure to give such notice. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

8.            Notices. Except as otherwise provided in Section 3, all communications hereunder shall be in writing or set forth in a PDF attached to an email, and shall be delivered in accordance with the terms of this Agreement by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each party as follows:

If to Parent:	Allergan Sale, LLC
5 Giralda Farms, Madison, NJ 07940,
Attention: Chief Legal Officer Tel: Fax:
Tel No.: 862-261-7000
Fax No.: 862-261-7922
Email Address: Treasury@Allergan.com and Robert.Carnevale@allergan.com.

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With copies (which shall not constitute notice) to:

Covington & Burling LLP
620 Eighth Avenue
New York, NY 10018
Attention: Andrew W. Ment
Facsimile: (646) 441-9012
Email: ament@cov.com

If to the Company:	Repros Therapeutics Inc.
2408 Timberloch Place, Suite B7
The Woodlands, TX 77380
Attention: Chief Financial Officer
Tel No.: (281) 719-3454
Fax No.: (281) 719-3446
Email Address: anderson@reprosrx.com

With copies to:	Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Attention: Justin W. Chairman
Tel No.: (215) 963-5061
Fax No.: (215) 963-5001
Email Address: justin.chairman@morganlewis.com

If to Escrow Agent:	JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 11th Floor
New York, N.Y. 10004
Attention: Li Hom
Fax No.: 212.552.2812
Email Address: ec.escrow@jpmorgan.com

9.            Compliance with Court Orders. In the event that a legal garnishment, attachment, levy, restraining notice or court order is served with respect to any of the Fund, or the delivery thereof shall be stayed or enjoined by an order of a court, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated.

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10.          Miscellaneous. (a) The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by Escrow Agent and the Parties. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by any Party without the prior consent of Escrow Agent (which may not be unreasonably withheld, conditioned or delayed) and the other Party; provided that Parent may, without consent of the Company or Escrow Agent, assign, in its sole discretion, any of or all of its rights, interests and obligations under this Agreement to any Affiliate of Parent, so long as Escrow Agent receives, reviews and approves requested identity verification documents for such assignee in accordance with Schedule 2 (Patriot Act Disclosure) and such assignee has executed documents joining such assignee and fully obligating such assignee as a party under this Agreement. This Agreement shall be governed by and construed under the laws of the State of Delaware regardless of the laws that might otherwise govern under the applicable principles of conflicts of laws thereof. Each Party and Escrow Agent irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Delaware. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement. No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint instructions or certificates from the Parties may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. All signatures of the parties to this Agreement may be transmitted by facsimile or as a PDF attached to an email, and such facsimile or PDF will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. Each Party represents, warrants and covenants that (i) to its knowledge, each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations, (ii) such Party has full power and authority to enter into, execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder; and (iii) the person(s) executing this Agreement on such Party’s behalf and certifying Authorized Representatives in the applicable Schedule 1 have been duly and properly authorized to do so, and each Authorized Representative of such Party has been duly and properly authorized to take the actions specified for such person in the applicable Schedule 1. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Fund or this Agreement.

(b) Information. The Parties authorize Escrow Agent to disclose information with respect to this Agreement and the account(s) established hereunder, the Parties, or any transaction hereunder if such disclosure is: (i) necessary in Escrow Agent’s opinion, for the purpose of allowing Escrow Agent to perform its duties and to exercise its powers and rights hereunder or for compliance with legal, tax and regulatory requirements, including without limitation FATCA; (ii) to a proposed assignee of the rights of Escrow Agent; (iii) to a branch, affiliate, subsidiary, employee or agent of the Escrow Agent or to their auditors, regulators or legal advisers or to any competent court; (iv) to the auditors of any of the Parties; or (v) required by applicable law, regardless of whether the disclosure is made in the country in which each Party resides, in which the Fund is maintained, or in which the transaction is conducted. The Parties agree that such disclosures by Escrow Agent and its affiliates may be transmitted across national boundaries and through networks, including those owned by third parties.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ALLERGAN SALES, LLC		JPMORGAN CHASE BANK, N.A.,
As Escrow Agent

By:		By:
Name:	A. Robert D. Bailey	Name:
Title:	President	Title:

REPROS THERAPEUTICS INC.

By:
Name:
Title:

Signature Page to Escrow Agreement

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EXHIBIT A-1

FORM OF INSTRUCTION CERTIFICATE

JPMorgan Chase Bank, N.A., Escrow Services

4 New York Plaza, 11th Floor

New York, N.Y. 10004

Attention: Li Hom

Fax No.: 212.552.2812

Email Address: ec.escrow@jpmorgan.com

Date:

Re: Allergan Sales, LLC and Repros Therapeutics Inc. – Escrow Agreement dated December [ ], 2017

Escrow Account no. [ ]

Dear Sir/Madam:

We refer to an escrow agreement dated December [ ], 2017 between Allergan Sales, LLC (“Parent”), Repros Therapeutics Inc. (the “Company”) and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

Pursuant to Section 3(a)(i) of the Escrow Agreement and Section [2.7][7.14(b)] of the Merger Agreement, Parent and the Company instruct the Escrow Agent to release from the Fund (i) the amounts specified below to the parties specified below and (ii) any amount remaining in the Fund to Parent, in accordance with Section 3(b)(ii) of the Escrow Agreement

Amount

(In writing)

Beneficiary

City

Country

US Instructions:

Bank

Bank address

ABA Number:

Credit A/C Name:

Credit A/C #:

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C #:

FFC A/C Address:

International Instructions:

Bank Name:

Bank Address

SWIFT Code:

US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

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If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

Amount

(In writing)

Beneficiary

City

Country

US Instructions:

Bank

Bank address

ABA Number:

Credit A/C Name:

Credit A/C #:

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C #:

FFC A/C Address:

International Instructions:

Bank Name:

Bank Address

SWIFT Code:

US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

Amount

(In writing)

Beneficiary

City

Country

US Instructions:

Bank

Bank address

ABA Number:

Credit A/C Name:

Credit A/C #:

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C #:

FFC A/C Address:

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International Instructions:

Bank Name:

Bank Address

SWIFT Code:

US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

Amount

(In writing)

Beneficiary

City

Country

US Instructions:

Bank

Bank address

ABA Number:

Credit A/C Name:

Credit A/C #:

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C #:

FFC A/C Address:

International Instructions:

Bank Name:

Bank Address

SWIFT Code:

US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

FOR AND ON BEHALF OF PARENT:

Name
Date:
Title:

FOR AND ON BEHALF OF THE COMPANY:

Name:
Date:
Title:

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EXHIBIT A-2

FORM OF INSTRUCTION CERTIFICATE

JPMorgan Chase Bank, N.A., Escrow Services

4 New York Plaza, 11th Floor

New York, N.Y. 10004

Attention: Li Hom

Fax No.: 212.552.2812

Email Address: ec.escrow@jpmorgan.com

Date:

Re: Allergan Sales, LLC and Repros Therapeutics Inc. – Escrow Agreement dated December [ ], 2017

Escrow Account no. [ ]

Dear Sir/Madam:

We refer to an escrow agreement dated December [ ], 2017 between Allergan Sales, LLC (“Parent”), Repros Therapeutics Inc. (the “Company”) and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

[Parent /The Company] certifies that a notice of termination has been delivered to [Parent /the Company] pursuant to Section [ ] of the Merger Agreement. Attached hereto as Annex I is a copy of such notice of termination. [Parent /The Company] also certifies that a copy of this instruction certificate has been delivered to [Parent /the Company].

Pursuant to Section 3(a)(ii) of the Escrow Agreement and Section 9.2(a) of the Merger Agreement, [Parent /the Company] instructs the Escrow Agent to release the Fund to Parent in accordance with Section 3(b)(ii) of the Escrow Agreement.

[NAME OF PARTY]

By:

Title:

Date:

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Annex I

[see attachment]

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Schedule 1-A

Allergan Sales, LLC

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, A. Robert D. Bailey, being the duly elected, qualified and acting President of Allergan Sales, LLC (“Parent”), does hereby certify:

1.       That each of the following persons is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated December __, 2017, by and among Parent, the Company and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by call-back and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement.

NAME	SIGNATURE	TELEPHONE & CELL NUMBERS

Stephen M. Kaufhold		(ph) 862-261-8274
(cell) 862-222-3422
James D’Arecca
(ph) 862-261-8557
(cell) 908-406-0139

2.       This Schedule may be signed in counterparts.

3.       That pursuant to Parent’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Parent, and that the undersigned has so executed this Designation this _____ day of ______, 2017.

Signature:

Name:	A. Robert. D. Bailey

Title:	President

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature of the Authorized Representative authorizing said funds transfer on behalf of such Party.

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Schedule 1-B

Repros Therapeutics Inc.

DESIGNATION OF AUTHORIZED REPRESENTATIVES

The undersigned, ___________________, being the duly elected, qualified and acting [_____________] of Repros Therapeutics Inc. (the “Company”), does hereby certify:

1.       That each of the following persons is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated December [ ], 2017, by and among Allergan Sales, LLC, the Company and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement.

NAME	SIGNATURE	TELEPHONE & CELL NUMBERS and EMAIL ADDRESS

(ph)
(cell)
(email)

(ph)
(cell)
(email)

(ph)
(cell)
(email)

2.       Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.        This Schedule may be signed in counterparts.

4.       That pursuant to the Company’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of the Company, and that the undersigned has so executed this Designation this _____ day of ______, 2017.

Signature:

Name:

Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature of the Authorized Representative authorizing said funds transfer on behalf of such Party.

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Schedule 2

Schedule of Fees and Disclosures for Escrow Agent Services

Account Acceptance Fee................................................................... WAIVED

Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation. Payable upon closing.

Annual Administration Fee.............................................................. $2,500

The Administration Fee covers our usual and customary ministerial duties, including record keeping, distributions, document compliance and such other duties and responsibilities expressly set forth in the governing documents for each transaction. Payable upon closing and annually in advance thereafter, without pro-ration for partial years.

Extraordinary Services and Out-of Pocket Expenses: Any additional services beyond our standard services as specified above, and all reasonable out-of-pocket expenses including attorney’s or accountant’s fees and expenses will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at Escrow Agent's then standard rate. Escrow Agent may impose, charge, pass-through and modify fees and/or charges for any account established and services provided by Escrow Agent, including but not limited to, transaction, maintenance, balance-deficiency, and service fees, agency or trade execution fees, and other charges, including those levied by any governmental authority.

Fee Disclosure & Assumptions: Please note that the fees quoted are based on a review of the transaction documents provided and an internal due diligence review. Escrow Agent reserves the right to revise, modify, change and supplement the fees quoted herein if the assumptions underlying the activity in the account, level of balances, market volatility or other factors change from those used to set the fees described herein.

Payment of the invoice is due upon receipt.

Disclosures and Agreements

Representations Relating to Section 15B of the Securities Exchange Act of 1934 (Rule 15Ba1-1 et seq.) (the “Municipal Advisor Rule). Each Party represents and warrants to Escrow Agent that for purposes of the Municipal Advisor Rules, none of the funds (if any) currently invested, or that will be invested in the future, in money market funds, commercial paper or treasury bills under this Agreement constitute or contain (i) proceeds of municipal securities (including investment income therefrom and monies pledged or otherwise legally dedicated to serve as collateral or a source or repayment for such securities) or (ii) municipal escrow investments (as each such term is defined in the Municipal Advisor Rule).  Each Party also represents and warrants to Escrow Agent that the person providing this certification has access to the appropriate information or has direct knowledge of the source of the funds to be invested to enable the forgoing representation to be made.  Further, each Party acknowledges that Escrow Agent will rely on this representation until notified in writing otherwise.

Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and Escrow Agent’s identity verification procedures require Escrow Agent to obtain information which may be used to confirm the Parties’ identity including without limitation name, address and organizational documents (“identifying information”). The Parties agree to provide Escrow Agent with and consent to Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by Escrow Agent.

OFAC Disclosure. Escrow Agent is required to act in accordance with the laws and regulations of various jurisdictions relating to the prevention of money laundering and the implementation of sanctions, including but not limited to regulations issued by the U.S. Office of Foreign Assets Control. Escrow Agent is not obligated to execute payment orders or effect any other transaction where the beneficiary or other payee is a person or entity with whom Escrow Agent is prohibited from doing business by any law or regulation applicable to Escrow Agent, or in any case where compliance would, in Escrow Agent’s opinion, conflict with applicable law or banking practice or its own policies and procedures. Where Escrow Agent does not execute a payment order or effect a transaction for such reasons, Escrow Agent may take any action required by any law or regulation applicable to Escrow Agent including, without limitation, freezing or blocking funds. Transaction screening may result in delays in the posting of transactions.

Abandoned Property. Escrow Agent is required to act in accordance with the laws and regulations of various states relating to abandoned property, escheatment or similar law and, accordingly, shall be entitled to remit dormant funds to any state as abandoned property in accordance with such laws and regulations.

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Foreign Exchange. If Escrow Agent accepts a funds transfer instruction under this Agreement for payment in a currency (the “Non-Account Currency”) other than the currency of the account (the “Account Currency”), Escrow Agent is authorized to enter into a foreign exchange transaction to sell to the Party or Parties the amount of Non-Account Currency required to complete the funds transfer and debit the account for the purchase price of the Non-Account Currency. If Escrow Agent accepts payment to the account in a Non-Account Currency, Escrow Agent is authorized to purchase the Non-Account Currency from the Party or Parties, and to credit the purchase price to the account in lieu of the Non-Account Currency. The purchase price for the foregoing transactions shall be at a rate and spread as Escrow Agent determines in its discretion and may differ from rates at which comparable transactions are entered into with other customers or the range of foreign exchange rates at which Escrow Agent otherwise enters into foreign exchange transactions on the relevant date. Further, (i) Escrow Agent has full discretion to execute such foreign exchange transactions in such manner as Escrow Agent determines in its sole discretion and (ii) Escrow Agent may manage the associated risks of Escrow Agent’s own position in the market in a manner it deems appropriate without regard to the impact of such activities on the Parties. Imbedded within the applicable foreign exchange rate or otherwise generated in connection with Escrow Agent’s execution of any such transaction or management of its risk related thereto may be a profit to Escrow Agent. Any such foreign exchange transaction will be between Escrow Agent and a Party or Parties as principals, and Escrow Agent will not be acting as agent or fiduciary for the Parties.

Acknowledgment of Compensation and Multiple Roles. Escrow Agent is authorized to act under this Agreement notwithstanding that Escrow Agent or any of its subsidiaries or affiliates (such subsidiaries and affiliates hereafter individually called an “Affiliate” and collectively called “Affiliates”) may (A) receive fees or derive earnings (float) as a result of providing an investment product or account on the books of Escrow Agent pursuant to this Agreement or for providing services or referrals with respect to investment products, or (B) (i) act in the same transaction in multiple capacities, (ii) engage in other transactions or relationships with the same entities to which Escrow Agent may be providing escrow or other services under this Agreement (iii) refer clients to an Affiliate for services or (iv) enter into agreements with clients or third parties for referrals of escrow or related transactions to Escrow Agent. JPMorgan Chase Bank, N.A. may earn compensation from any of these activities in addition to the fees charged for services under this Agreement.

THE FOLLOWING DISCLOSURES ARE REQUIRED TO BE PROVIDED UNDER APPLICABLE U.S. REGULATIONS, INCLUDING, BUT NOT LIMITED TO, FEDERAL RESERVE REGULATION D. WHERE SPECIFIC INVESTMENTS ARE NOTED BELOW, THE DISCLOSURES APPLY ONLY TO THOSE INVESTMENTS AND NOT TO ANY OTHER INVESTMENT.

Demand Deposit Account Disclosure. Escrow Agent is authorized, for regulatory reporting and internal accounting purposes, to divide an escrow demand deposit account maintained in the U.S. in which the Fund is held into a non-interest bearing demand deposit internal account and a non-interest bearing savings internal account, and to transfer funds on a daily basis between these internal accounts on Escrow Agent’s general ledger in accordance with U.S. law at no cost to the Parties. Escrow Agent will record the internal accounts and any transfers between them on Escrow Agent’s books and records only. The internal accounts and any transfers between them will not affect the Fund, any investment or disposition of the Fund, use of the escrow demand deposit account or any other activities under this Agreement, except as described herein. Escrow Agent will establish a target balance for the demand deposit internal account, which may change at any time.  To the extent funds in the demand deposit internal account exceed the target balance, the excess will be transferred to the savings internal account, unless the maximum number of transfers from the savings internal account for that calendar month or statement cycle has already occurred.  If withdrawals from the demand deposit internal account exceeds the available balance in the demand deposit internal account, funds from the savings internal account will be transferred to the demand deposit internal account up to the entire balance of available funds in the savings internal account to cover the shortfall and to replenish any target balance that Escrow Agent has established for the demand deposit internal account.  If a sixth transfer is needed during a calendar month or statement cycle, it will be for the entire balance in the savings internal account, and such funds will remain in the demand deposit internal account for the remainder of the calendar month or statement cycle.

MMDA Disclosure and Agreement. If MMDA is the investment for the Escrow Deposit as set forth above or anytime in the future, the Parties acknowledge and agree that U.S. law limits the number of pre-authorized or automatic transfers or withdrawals or telephonic/electronic instructions that can be made from an MMDA to a total of six (6) per calendar month or statement cycle or similar period. Escrow Agent is required by U.S. law to reserve the right to require at least seven (7) days’ notice prior to a withdrawal from a money market deposit account.

Unlawful Internet Gambling. The use of any account to conduct transactions (including, without limitation, the acceptance or receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling is strictly prohibited.

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